Exhibit 23 under Form N-1A
                                               Exhibit j under Item 601/Reg. S-K



                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in Post-Effective Amendment No. 32 to Registration Statement 2-75670 of GNMA Trust of our report dated January 17, 2000 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.

Boston, Massachusetts
March 27, 2000